PURSUANT TO ITEM 601(b)(10)(iv) OF REGULATION S-K, THIS EXHIBIT OMITS CERTAIN INFORMATION, IDENTIFIED BY [***], THAT IS NOT MATERIAL AND THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Exhibit 10.28

Amendment 4 (Work Change Order)

for Contract No.: BRIDGER AIR TANKER-OCT 2017-CL415EAF-3AC_2OP(SL)

This Amendment 4 (this “Amendment”) is made on May 7, 2019 (date) among Longview Aviation Services Inc. (“LAS”), Viking Air Limited (“Viking”) and Bridger Air Tanker, LLC (“Purchaser”) for Contract No.: BRIDGER AIR TANKER-OCT 2017-CL415EAF-3AC_2OP(SL) (as subsequently amended, the “Purchase Agreement”), and supersedes and takes precedence over the applicable terms and conditions defined within the Purchase Agreement. The Parties agree that all capitalized terms used in this Amendment have the meanings defined within the Purchase Agreement, and the Parties agree to amend (or further amend, as applicable) the following sections and/or schedules of the Purchase Agreement:

1.	Schedule G – Purchaser Selected Optional Features

Pursuant to the letter agreement entered into between LAS and Purchaser titled “CL-215T Avionic Equipment – New and Existing” dated February 12, 2019, the following table shall be added under Schedule G – Purchaser Selected Optional Features:

For each Purchased Aircraft:

Item and description		Description/Details	Price
New Installations
1.	VHF-FM Radio	TDFM-136B	$	[***	]
2.	Standalone GPS for ADS-B Installation	—		[***	]
3.	Automated Flight Following System

Latitude Technologies S-100 AFF & ATU coupled with the Latitude IONode FDM.

The Latitude Technologies AFF system can support the USFS requirements. The SkynodeS-100 provides WAAS-based GPS position determination, data logging, and communication capabilities.

			$	[***	]
4.	Additional Telemetry Unit	Latitude Technologies S-100 AFF & ATU coupled with the Latitude IONode FDM. The IONode FDM system provides system interface and data recording capabilities supporting the air tanker FDM requirements.	$	[***	]
5.	RADAR Altimeter	Rockwell Collins ALT-4000		[***	]
6.	Cockpit Voice Recorder	L-3 FA2100 Solid State CVR		[***	]
7.	ADS-B Out	Dual TDR-94D with ADS-B Out Transponders, ADS-B Fail Annunciator in Glareshield		[***	]
8.	TCAS II	The TCAS system is integral with the ABDS-B Out solution as both require a single ADS-B Out-capable Mode S transponder. The TCAS II system will require a TCAS-capable version of the transponder control unit and an altered transponder configuration.		[***	]

Private and Confidential

9.	Operational Loads Monitoring System (OLMS)	The OLMS is provided to record parameters critical to ensure air tankers are operated within approved limitations and to further enable evaluation of structural operating severity. OLMS parameters identified in U.S. Forests Service requirements according to that certain letter agreement between LAS and Purchaser titled “CL-215T Avionic Equipment – New and Existing” dated February 12, 2019 (as at the date of such letter).	$	[***	]
10.	Harnesses	Additional Harnesses	$	[***	]
Existing Installations
11.	Two VHF-AM Radios			[***	]
12.	ICS for the PIC, SIC and Pilot Instructor			[***	]
13.	3rd Man Audio Panel			[***	]
14.	One Aeronautical Global Positioning System (GPS)			[***	]
15.	An Emergency Locator Transmitter (ELT)			[***	]
16.	One Altimeter and Automatic Pressure Altitude Reporting System			[***	]
17.	Two VOR systems			[***	]
18.	One Localizer			[***	]
19.	One Glideslope system interfaced to the #1 Localizer			[***	]
20.	One Three-light Marker Beacon System			[***	]
21.	One DME System			[***	]
22.	Each magnetic compass shall be calibrated and placarded in no more than 30-degree increments			[***	]

*	All Purchaser Selected Optional Features noted herein are TC and FAA certified.

For each AC1, AC2, AC3 and AC4 only:

Item and description	Description/Details	Price
New Installations
23. Non-recurring expenses (Engineering)	—	$	[***	]

2.	Total Agreement Value

Section 1 of Schedule E is hereby deleted and replaced in its entirety with the following:

Total Agreement Value

The following table, Table 1, illustrates (i) the Purchase Price of each Purchased Aircraft, (ii) the total price of all Aircraft, in addition to the total price of Spares and Equipment, Ferry Services and/or Training Services that have been purchased (via Schedules K through M, where applicable), under this Agreement. Accordingly, the total amount payable by Purchaser to LAS under this Agreement is US$ [***].

Table 1 (in USD)
Aircraft	Base price			Price for Purchaser Selected Optional Features			Total price per Aircraft
1 (AC1)	$	[***	]	$	[***	]	$	[***	]
2 (AC2)	$	[***	]	$	[***	]	$	[***	]
3 (AC3)	$	[***	]	$	[***	]	$	[***	]
4 (AC4)	$	[***	]	$	[***	]	$	[***	]
5 (AC5)	$	[***	]	$	[***	]	$	[***	]
6 (AC6)	$	[***	]	$	[***	]	$	[***	]

Total:							$	[***	]

3.	Payment Schedule

The following paragraphs are hereby added at the end of Table 2 in Schedule E:

Additionally, Purchaser Selected Option Features (as described in Schedule G of this Agreement) shall be paid in the following manner:

1.	On placing the order (by way of LAS and Purchaser entering into a Work Change Order) of the Purchaser Selected Option Features – [***]% of the price of the Purchaser Selected Option Features

2.

On LAS’s receipt of the components of the relevant Purchaser Selected Option Features (at which point LAS will invoice Purchaser for such components) – [***]% of the price of the Purchaser Selected Option Features

This Amendment may be executed in counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument. This Amendment may be delivered by any party by facsimile or similar means of electronic communication, and if so executed and delivered, shall be legally binding on the party executing it in such manner.

LAS and Purchaser additionally agree that, pursuant to the Purchase Agreement, this Amendment shall constitute an amendment to the Purchase Agreement, and all Sections of the Purchase Agreement that have not been affected or addressed by this Amendment shall remain in full force and effect and, in combination with the changes addressed within this Amendment, shall now constitute the entire agreement between the parties.

[signature page follows]

IN WITNESS WHEREOF this Amendment has been executed by the parties’ duly authorized representatives.

Longview Aviation Services Inc.	Bridger Air Tanker, LLC
Per:	Per:

/s/ Rob Mauracher	/s/ Matthew Sheehy
Name: Rob Mauracher	Name: Matthew Sheehy
Title: Chief Operating Officer	Title: Chairman

Viking Air Limited
Per:

/s/ Rob Mauracher
Name: Rob Mauracher
Title: Executive Vice President, Sales & Marketing

4